 DUNHAM FUNDS

Dunham Focused Large Cap Growth Fund

Class A (DAFGX)

Class C (DCFGX)

Class N (DNFGX)

 Supplement dated May 14, 2013 to the Prospectus dated February 22, 2013 (the “Prospectus”)

This Supplement updates and supersedes any contrary information contained in the Prospectus

Reference is made to the section entitled “Principal Investment Strategies” located on page 55 of the Prospectus and page 2 of the Fund’s Summary Prospectus.  The fifth sentence in this section is deleted and replaced with the following:

The Fund is considered a focused fund as it generally limits the number of holdings in the portfolio to 35 stocks.

Reference is made to the section entitled “PRINCIPAL INVESTMENT STRATEGIES”, sub-heading “Dunham Focused Large Cap Growth Fund” located on page 97 of the Prospectus. The fifth sentence in the first paragraph in this section is deleted and replaced with the following:

The Fund is considered a focused fund as it generally limits the number of holdings in the portfolio to 35 stocks.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated February 22, 2013, or as subsequently amended, which provide information that you should know about the Dunham Focused Large Cap Growth Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

Supplement dated May 14, 2013